Exhibit 10.35

                    PARTNERSHIP INTEREST PURCHASE AGREEMENT

AGREEMENT, dated September 29, 2008, between DIAGNOSTIC MANAGEMENT, LLC, a New York limited liability company (the "Purchaser") and RAYMOND V. DAMADIAN, M.D. MR SCANNING CENTERS MANAGEMENT COMPANY, a Delaware corporation (the "Seller").

1. Sale and Purchase of General Partnership Interest. The Seller will sell, convey, transfer, assign and deliver to the Purchaser, and the Purchaser will purchase from the Seller, for the consideration provided for in Section 2 below, the Seller's general partnership interests in Bensonhurst MRI Associates Limited Partnership, a New York limited partnership (the "Partnership"), including but not limited to all of the Seller's rights to income, gains, distributions and losses of the Partnership and the right to exercise all of the powers of the general partner as provided in the limited partnership agreement ("Partnership Agreement") of the Partnership and under applicable law (the "GP Interests").

2. Purchase Price. The consideration for the GP Interests of the Seller in the Partnership to be sold to the Seller hereunder shall be $2,307,500.

3. Effective Date. The purchase and sale of the GP Interests shall be effective as of the date of the Closing or such other time as the parties may agree in writing (the "Effective Date").

4. Closing. The Closing of the purchase and sale shall take place at the offices of the Seller at 110 Marcus Drive, Melville, New York 11747 concurrently with the execution and delivery of this Agreement, or at such other time and place as the Purchaser and the Seller may mutually agree in writing (such time and date is herein called the "Closing Date").

At the Closing:

(a) Sale of GP Interests by the Seller. The Seller will deliver to the Purchaser an assignment of the GP Interests, duly executed.

(b) Payment of Consideration by Purchaser. The Purchaser shall deliver to the Seller the sum of $2,307,500 in consideration for the shares of the Company Stock in cash or by check.

(c) Sale of Scanner. Fair Haven Services, Inc. will sell the Fonar Stand- Up(R) MRI Scanning System to the Seller which is presently being leased to Stand-Up MRI of Bensonhurst, P.C.

(d) Sale of Interests by Limited Partners. Such of the limited partners in the Partnership as shall be agreed upon by the Purchaser and the Seller shall sell their limited partnership interests to the Purchaser.

(e) Cash and Accounts Receivable. All cash balances of the Partnership remaining at the time of the Closing will be distributed to the Seller and the limited partners in the Partnership in accordance with their respective interests in the Partnership as such interests existed immediately prior to the Closing. The accounts receivable of the Partnership shall remain assets of the Partnership and the Seller and the selling limited partners in the Partnership shall have no further rights or interest therein.

5. Representations and Warranties by the Seller. The Seller represents and warrants to the Purchaser as follows:

(a) Organization and Standing of The Partnership. The Partnership is a limited partnership duly organized and in good standing under the laws of the State of New York.

(b) Authorization. The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(c) Interest in the Partnership. The GP Interest constitutes all of the general partnership interests in the Partnership. The GP Interest constitutes a 92.3% interest in the Partnership. The limited partners hold a 7.7% interest in the Partnership (the "Limited Partners") as set forth on the signature page of this Agreement.

(d) GP Interest. The Seller is the sole record and beneficial owner of the GP Interest subject to no pledge, security interest, lien, mortgage, charge, option, call, or other contract or encumbrance ("Liens"), except as set forth in this Agreement, and the Partnership has no obligation or commitment to issue additional partnership interests or other securities.

(e) Management Agreement. The Partnership is party to a Management Agreement with Stand-Up MRI of Bensonhurst, P.C.

(f) Litigation. There is no litigation, proceeding or investigation pending or threatened against the Seller or the Partnership which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement.

(g) Compliance with Other Instruments, Et Cetera. Neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereby will result in any violation, or be in conflict with any term, of the Partnership Agreement, or other governing agreement or document applicable to the Seller. The consummation of the transactions contemplated hereby will not result in any violation of or be in conflict with any contract or other instrument to which the Seller is a party, or of any contract, other instrument, judgement, decree, order, statute rule or regulation by which the Purchaser is bound.

(h) Governmental and Other Consents. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Seller is required in connection with the execution and delivery of this Agreement or the carrying out of any transaction contemplated hereby, except as set forth in this Agreement. No other consents are required to be obtained by the Seller in connection with the purchase and sale contemplated hereby except the consent of a majority in interest of the Limited Partners.

(i) Tax Returns and Payments. All tax returns and reports of each of the Partnership have been duly filed, and all taxes, assessments, fees and other governmental charges upon any properties, assets, income or franchises of the Partnership or for which the Partnership is otherwise liable, which are due and payable have been paid, other than those presently payable without penalty or interest and which have been disclosed in writing to the Purchaser. The charges, accruals and reserves on the books of the Partnership with respect to taxes for all fiscal periods are adequate and the Partnership not know of any actual or proposed tax assessment for any fiscal period or of any basis therefor other than as so reflected on their respective books and records. No extension of time for the assessment of deficiencies in any federal or state tax has been requested of or granted by the Partnership. The Seller shall file or cause to be filed when due (or as may be extended) the Federal, State and local income tax returns for the Partnership for all periods up to the Closing Date, shall pay all taxes, interest and penalties as may be due for such periods and shall be entitled to any refunds for any such periods up to the Closing Date.

(j) Compliance with Law and Government Regulations. To the best of Purchaser's knowledge, the Partnership is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, imposed by the United States of America, New York State and any other state, county, municipality or agency of any thereof, and any foreign country or government to which it or any of its operations may be subject, in respect of the conduct of its business as currently and historically conducted and the ownership and operation of its respective properties.

6. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Seller as follows:

(a) Organization and Authorization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York. The Purchaser has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and the execution and delivery of this Agreement and the sale and all other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. No consents are necessary to authorize transactions contemplated hereby under any contract, indenture or other agreement to which the Purchaser is a party of by which it is bound.

(b) Litigation. There is no litigation, proceeding or investigation pending or threatened against the Purchaser which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement.

(c) Purchase for Own Account; Restrictions. The Purchaser is purchasing the GP Interests for its own account, and has been advised and understands that the GP Interests are not registered under the Securities Act of 1933, as amended and cannot be resold without such registration or an exemption therefrom.

(d) Compliance with Other Instruments. Neither the execution and delivery of this Agreement nor the carrying out of the transactions contemplated hereby will result in any violation of or be in conflict with any term of the articles of organization of the Purchaser, any other governing agreement or document applicable to the Purchaser, or any contract or other instrument to which the Purchaser is a party, or of any contract, other instrument, judgment, decree, order, statute, rule or regulation by which the Purchaser is bound.

(e) Governmental Consent, Et Cetera. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the execution and delivery of this Agreement or the carrying out of any transaction contemplated hereby, except as provided in this Agreement.

7. Access, Information and Documents. The Purchaser acknowledges that the Seller has given it and its counsel, accountants or other authorized representatives full access to all of the Partnership's assets and properties, to the Partnership's key personnel and persons with whom the Partnership does business and to all books, contracts, commitments and records of the Partnership and has delivered to the Purchaser all such documents and copies of documents and information with respect to the Partnership's properties and business as the Purchaser has from time to time requested. The Purchaser acknowledges that it has performed his own investigation of the Partnership and is satisfied with the results thereof. The Purchaser acknowledges that it is not relying on any representations of the Seller or the Partnership, other than as set forth in this Agreement, or any other person in connection with his purchase of the GP Interests and the transactions contemplated hereby.

8. Books and Records. Following the Closing, the Purchaser shall have access to all customer lists, physician lists, books of account, patient files and records, inventory records, personnel records and other books and records, including without limitation tax records and returns and all other books and records of the Partnership.

9. Covenant of the Purchaser. The Purchaser covenants and agrees that after the Closing, the Purchaser will permit the Seller and its representatives, at such reasonable times as they may request, to inspect and make extracts from any books and records turned over to the Purchaser at the Closing for the purpose of preparing any tax returns, complying with other governmental requirements, or any other valid purpose.

10. Conditions of Purchaser's Obligations. The obligations of the Purchaser under this Agreement are subject to the fulfillment to the Purchaser's reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties True at Closing. The representations and warranties made by the Purchaser in this Agreement and in any certificate or document delivered pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) Performance. The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c)  No Government  Opposition.  No  governmental  entity shall have made known,
     formally  or  informally,   any  opposition  to,  or  questioning  of,  the
     consummation of the transactions contemplated hereby.

(d) No Private Opposition. No private party shall have commenced an action or filed suit against either of the parties questioning in any way the validity of this Agreement or the transactions contemplated hereby.

(e) Sale of Scanner. Fair Haven Services, Inc. shall have sold or at the Closing will sell, the Fonar Stand-Up(R) MRI scanning system to the Seller, which is presently being leased to Stand-Up MRI of Bensonhurst, P.C., on terms and conditions acceptable to the Purchaser.

(f) Sale of Interests by Limited Partners. Such of the Limited Partners agreed upon by the Purchaser and the Seller shall have sold or at the Closing will sell, their interests in the Partnership to the Purchaser.

(g) Consent of Limited Partners. A majority in interest of the Limited Partners shall have consented to the sale of the GP Interests to the Purchaser.

11. Conditions of the Seller's Obligations.  The obligations of the Seller under
this  Agreement  are  subject  to  the   fulfillment   to  Seller's   reasonable
satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties True at Closing. The representations and warranties made by the Purchaser in this Agreement and in any certificate or document delivered pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

(b) Performance. The Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) Consent of Limited Partners. A majority in interest of the Limited Partners shall have consented to the sale of the GP Interests to the Purchaser.

12. Expenses. Except as otherwise provided herein, the Seller will pay all costs and expenses attributable to the performance of and compliance with all agreements and conditions contained in this Agreement to be performed or complied with by the Seller, and the Purchaser will pay all costs and expenses attributable to the performance of and compliance with all agreements and conditions contained in this Agreement to be performed or complied with by the Purchaser.

13. Representations and Warranties. Any statements, representations and warranties and agreements made by the Seller contained in this Agreement or any certificate or other instrument delivered by the Seller pursuant to this Agreement, or otherwise made by the Seller in writing as a condition of, or otherwise in connection with, the transactions contemplated hereby, shall survive the Closing.

14. Prior Liabilities. To the extent that the Purchaser shall be personally liable or suffer any personal loss or damage as a result of any claim, debt, liability, lawsuit, litigation or other matter arising prior to the Closing, other than obligations, liabilities and indebtedness arising in the ordinary course of the Partnership's business or which were specifically disclosed in writing to the Purchaser, the Seller will indemnify and hold the Purchaser harmless from and against such matter.

15. Assignment. No assignment of rights or obligations hereunder shall be made by either party without the express written prior approval of the other party.

16. Notices, Et Cetera. All notices, hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first-class, registered or certified mail, postage prepaid, addressed to the party to which it is given as follows: if to the Seller, c/o Fonar Corporation, 110 Marcus Drive, Melville, New York 11747 or if to the Purchaser, to Diagnostic Management, LLC, 125 Newton Road, Plainview, New York 10801 or to such other address as a party hereto may furnished to the other by the giving of notice.

17. Additional Documents. Each party shall execute and deliver to the other, at the other party's request, such additional instruments and documents as may be necessary or appropriate to further evidence or effectuate the transactions contemplated pursuant to this Agreement, including but not limited to an amendment of the Certificate of Limited Partnership of the Partnership
reflecting the withdrawal of the Seller as the General Partner of the Partnership and the substitution of the Purchaser as the General Partner.

18. Limited Partner Approval. The Limited Partners of the Partnership executing this Agreement are consenting to the sale by the Seller to the Purchaser of the Seller's entire partnership interest in the Partnership, the withdrawal by the Seller as the general partner of the Partnership and the substitution of the Purchaser as the general partner of the Partnership. Said limited partners are not making any representations or warranties, or undertaking or assuming any liability or obligation, to any party hereto by reason of the granting such consent.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of such parties. This Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The headings of this Agreement are for reference only, and shall not limit or otherwise affect any of the terms or provisions hereof. This Agreement may be executed in several counterparts and may be executed by the respective parties hereto on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the manner legally binding upon them as of the date first above written.


DIAGNOSTIC MANAGEMENT, LLC
By:/s/Timothy Damadian

RAYMOND V. DAMADIAN, M.D.
MR SCANNING CENTERS MANAGEMENT COMPANY
By:/s/Raymond V. Damadian, President

CONSENTED TO BY:
LIMITED PARTNERS

SOKOLER FAMILY LIMITED PARTNERSHIP
2.5% Partnership Interest
By:/s/Robert Sokoler

MRI ENTERPRISES, INC.
2.0% Partnership Interest
By:/s/ Luciano Bonanni

/s/GILBERT LING, M.D.
0.2% Partnership Interest

/s/ROBERT J. JANOFF
2.5% Partnership Interest

/s/JAMES J. NASH
0.5% Partnership Interest

                                    EXHIBIT A

                   ASSIGNMENT OF GENERAL PARTNERSHIP INTEREST

Reference is made to the Partnership Interest Purchase Agreement dated September 29, 2008 (the "Agreement") between RAYMOND V. DAMADIAN, M.D. MR SCANNING CENTERS MANAGEMENT COMPANY (the "Seller") and DIAGNOSTIC MANAGEMENT, LLC (the "Buyer"), pursuant to which the Seller is transferring to the Buyer Seller's equity interest in Bensonhurst MRI Associates Limited Partnership (the "Interest").

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby sell, grant, transfer, assign and convey to the Buyer, its successors and assigns, title to the Interest free and clear of any all Liens (as defined in the Agreement) other than any provided in the Agreement or arising through or under the Buyer.

RAYMOND V. DAMADIAN, M.D. MR
SCANNING CENTERS MANAGEMENT COMPANY
By:/s/Raymond V. Damadian, President

DIAGNOSTIC MANAGEMENT, LLC
By:/s/Timothy Damadian, Manager